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                                                                    EXHIBIT 10.6


                       AMENDMENT TO EMPLOYMENT AGREEMENT



     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") amended that certain Employment Agreement dated as of May 28, 1997 (the "Employment Agreement") between HEALTHCARE RECOVERIES, INC. ("HCRI"), a Delaware corporation, and Patrick B. McGinnis, a resident of Louisville, Jefferson County, Kentucky, and the duly elected Chairman of the Board, Chief Executive Officer and President of HCRI.

     The parties agree as follows:

Section 5(a) of the Employment Agreement is hereby amended by deleting the last sentence and substituting the following sentence in place thereof:

Such annual salary will be subject to annual adjustments by any increases given in the normal course of business.

Except as expressly modified herein, the terms and conditions set forth in the Employment Agreement shall continue in full force and effect and shall be incorporated herein.

     IN WITNESS HEREOF, each party has executed this Amendment individually or by its duly authorized representative as of February 16, 1999.

HEALTHCARE RECOVERIES, INC.



By  /s/ Douglas R. Sharps
    ----------------------------------
    Douglas R. Sharps
    Executive Vice President Finance &
    Administration




    /s/ Patrick B. McGinnis
    ----------------------------------
    Patrick B. McGinnis
    Chairman, Chief Executive Officer &
    President